UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: February 25, 2008

(Date of earliest event reported)

NAUTILUS, INC.

(Exact name of registrant as specified in its charter)

Washington	001-31321	94-3002667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16400 SE Nautilus Drive

Vancouver, Washington 98683

(Address of principal executive offices and zip code)

(360) 859-2900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NAUTILUS, INC.

FORM 8-K

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(e) In a meeting held on February 25, 2008, the Compensation Committee of the Board of Directors of Nautilus, Inc. (the “Company”) approved equity compensation and the annual incentive compensation plan for the Company’s executive officers. The Company’s executive officers were granted options to purchase a number of shares of the Company’s common stock ranging from zero to 36,000 shares. Options were awarded pursuant to both annual grants, which are subject to vesting over four years, and retention grants, which are subject to vesting over two years. Target bonuses for the executive officers other than the Company’s Chief Executive Officer were set at between 40% and 50% of annual base salary. The option awards and incentive plan target bonuses for the Company’s Principal Executive Officer, Principal Financial Officer and the “named executive officers” (as such term is defined in Item 402 of Regulation SK promulgated under the Securities Exchange Act of 1934, as amended) are as follows:

Name	Title	Shares Subject to Option Award under Annual Award(1)	Shares Subject to Option Award under Retention Award(1)	Target Bonus Percentage(2)
Robert S. Falcone	Chief Executive Officer and President	—	—	100%
William D. Meadowcroft	Chief Financial Officer, Secretary and Treasurer	18,000	18,000	50%
Darryl K. Thomas	President, International Equipment Business	18,000	18,000	50%

(1)	The stock options were issued pursuant to the Company’s 2005 Long Term Incentive Plan. Options granted in connection with the Company’s annual award of options vest in four equal annual installments beginning on February 25, 2009. Options granted in connection with the Company’s executive retention award vest in two equal annual installments beginning on February 25, 2009. The options expire on February 25, 2015.

(2)	The Company’s officers are eligible to receive incentive compensation based on achievement of the Company’s earnings target and achievement of individual objectives. The Plan provides for a target bonus equal to a percentage of the officer’s annual base salary. This target bonus is dependent on achievement of the Company’s earning target. If the earnings target is achieved, the amount of each officer’s bonus is subject to adjustment based on achievement of the Company’s earnings target and individual objectives. The percentage of annual base salary that is paid as incentive compensation increases or decreases in the event the Company and officer achieve greater than, or less than, 100% of the earnings target and individual goals.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAUTILUS, INC.
(Registrant)

February 29, 2007	By:	/s/ William D. Meadowcroft
(Date)		William D. Meadowcroft, Chief Financial Officer, Secretary and Treasurer